UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 10, 2003
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                22-3802649
     Bermuda                       001-31305                  (IRS Employer
(State of Incorporation)    (Commission File Number)        Identification No.)


                          Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                    (Address of Principal Executive Offices)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          On March 10, 2002, Foster Wheeler Ltd. issued a press release with respect to the sale of the operating business of its wholly owned subsidiary, Foster Wheeler Environmental Corporation, to Tetra Tech, Inc. on March 7, 2003. The first paragraph of the press release, which appears as Exhibit 99.1 hereto, is filed and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

               99.1 Press Release dated March 10, 2003.

Item 9.   REGULATION FD DISCLOSURE

          The second paragraph appearing in Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FOSTER WHEELER LTD.


DATE:  March 11, 2003                            By:  /s/ Lisa Fries Gardner
                                                    --------------------------
                                                    Lisa Fries Gardner
                                                    Vice President and Secretary




                                      -3-